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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 1, 1996 included in the Proxy Statement of DataWorks Corporation that is made a part of the Registration Statement (Form S-4) and Prospectus of DataWorks Corporation for the registration of 1,800,000 shares of its common stock.


                                                              ERNST & YOUNG LLP

San Diego, California
September 9, 1996